UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 3

To

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2013 (July 1, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 2, 2013, American Realty Capital Properties, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part, for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated July 1, 2013, with American Realty Capital Trust IV, Inc., a Maryland corporation (“ARCT IV”), Thunder Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), ARC Properties Operating Partnership, L.P. (the “Company OP”), a Delaware limited partnership and the operating partnership of the Company, and American Realty Capital Operating Partnership IV, L.P. (the “ARCT IV OP”), a Delaware limited partnership and the operating partnership of ARCT IV, as amended on October 6, 2013 and October 11, 2013. The Merger Agreement provides for the merger of ARCT IV with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company. In addition, the Merger Agreement provides for the merger of the ARCT IV OP with and into the Company OP (the “Partnership Merger” and together with the Merger, the “Mergers”), with the Company OP being the surviving entity. The boards of directors of the Company and ARCT IV have, by unanimous vote of the members voting, approved the Merger Agreement, as amended, the Mergers and the other transactions contemplated by the Merger Agreement.

On November 1, 2013, the Company filed Amendment No. 2 to the Initial Report (“Amendment No. 2”) to provide ARCT IV’s unaudited historical financial information as of and for the period ended June 30, 2013, as required by Item 9.01 (a) of Form 8-K, along with other applicable ARCT IV financial information.

As of the date of the filing of this Amendment No. 3 to the Initial Report (“Amendment No. 3”), the Mergers have yet to be consummated. The purpose of this Amendment No. 3 is to provide updated ARCT IV historical financial information as of and for the period ended September 30, 2013, as required by Item 9.01(a) of Form 8-K. No other changes have been made to the Initial Report or any amendments thereto.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 to this Amendment No. 3 are ARCT IV’s unaudited historical financial statements included its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, as filed with the SEC on November 14, 2013.

(d) Exhibits

Exhibit No.	Description

99.1	American Realty Capital Trust IV, Inc. Unaudited Financial Statements from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

November 18, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors